UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018 (August 20, 2018)

OSPREY ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, 10th Floor Philadelphia, PA
(address of principal executive offices) 19103 (zip code)
(215) 832-4161 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 20, 2018, Osprey Energy Acquisition Corp. (“Osprey”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to Osprey’s previously announced proposed acquisition of the limited partnership interests of certain subsidiaries of Royal Resources L.P. (the “Business Combination”).

As of the close of business on August 1, 2018, the record date for the Special Meeting, there were 34,375,000 shares of Class A common stock, par value 0.0001 per share (the “Class A common stock”), and Class B common stock, par value $0.0001 per share (the “Class B common stock,” and together with the Class A common stock, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal at the Special Meeting. At the Special Meeting, a total of 24,404,853 shares of Common Stock, representing approximately 71% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered, each of which is further described in Osprey’s definitive proxy statement filed with the U.S. Securities and Exchange Commission and mailed to stockholders commencing on August 3, 2018.

The final voting results for each proposal are set forth below.

1.	Proposal to approve and adopt the Contribution Agreement, dated as of June 3, 2018 (the “Contribution Agreement”), by and among Royal Resources L.P., Osprey, and the other parties thereto, and approve the transactions contemplated by the Contribution Agreement.

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

Proposal 1 was approved by Osprey’s stockholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

2.	Proposal to approve and adopt amendments to Osprey’s amended and restated certificate of incorporation (as amended, the “Charter”), to be effective upon the consummation of the Business Combination, including six sub-proposals:

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

a.       To create a new class of capital stock designated as Class C common stock, par value $0.0001 per share (the “Class C common stock”).

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

b.       To increase the number of authorized shares of Osprey’s capital stock to 361,000,000 shares and to increase the number of authorized shares of Osprey’s Class A Common Stock to 240,000,000 shares.

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

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c.       To adopt Delaware as the exclusive forum for certain stockholder litigation.

For	Against	Abstain	Broker Non-Votes
24,391,253	13,600	0	-

d.       To require the affirmative vote of the holders of at least 75% of the voting power of all outstanding shares of capital stock of Osprey to amend, repeal or adopt certain provisions of the Charter.

For	Against	Abstain	Broker Non-Votes
23,901,565	503,288	0	-

e.       To provide that Section 203 of the Delaware General Corporation Law, which governs business combinations between Osprey and certain interested Osprey stockholders, does not apply to Osprey.

For	Against	Abstain	Broker Non-Votes
24,391,253	13,600	0	-

f.       To eliminate certain provisions in the Charter relating to Osprey’s Class B common stock and our initial business combination that will no longer be applicable following the completion of the Business Combination.

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

Proposal 2, including each sub-proposal, was approved by Osprey’s stockholders, as the number of votes in favor of Proposal 2 constituted the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

3.	Proposal to approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market (a) the issuance of Class C common stock in the Business Combination pursuant to the Contribution Agreement, (b) the issuance of Class A common stock concurrent with the completion of the Business Combination to certain qualified institutional buyers and accredited investors that have entered into subscription agreements with Osprey, (c) the issuance of Class A common stock in connection with the future redemption or exchange of common units representing limited partner interests in Osprey Minerals Operating Partnership, LP, a Delaware limited partnership, and (d) the issuance of Class A common stock upon the conversion of Class B common stock in accordance with the terms of the Charter.

For	Against	Abstain	Broker Non-Votes
24,404,853	0	0	-

Proposal 3 was approved by Osprey’s stockholders, as the number of votes in favor of Proposal 3 constituted the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

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4.	Proposal to approve and adopt the Falcon Minerals Corporation 2018 Long-Term Incentive Plan and material terms thereunder.

For	Against	Abstain	Broker Non-Votes
21,373,633	3,031,220	0	-

Proposal 4 was approved by Osprey’s stockholders, as the number of votes in favor of Proposal 4 constituted the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

5.	Proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the foregoing proposals was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve Proposals 1 through 4 above.

Item 8.01	Other Events.

On August 20, 2018, Osprey issued a press release regarding stockholder approval of the Business Combination and certain related matters. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Press Release, dated August 20, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSPREY ENERGY ACQUISITION CORP.
Date: August 22, 2018	By:	/s/ Jeffrey F. Brotman
	Name:	Jeffrey F. Brotman
	Title:	Chief Financial Officer, Chief Legal Officer and Secretary

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